                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                    KFx Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1) Title of each class of securities to which transaction applies:___________________

          2) Aggregate number of securities to which transaction applies:___________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________

          4)   Proposed maximum aggregate value of
               transaction:__________________________

          5)   Total fee paid:_____________________________________________

     [ ]  Fee paid previously with preliminary materials:______________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount Previously Paid:__________________________________________
          2)   Form, Schedule or Registration Statement No.:____________________
          3)   Filing Party:____________________________________________________
          4)   Date Filed:______________________________________________________

                               [KFx LETTERHEAD]


                                                                    May 17, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of KFx Inc., which will be held at 10:00 a.m. local time on Thursday, June 22, 2000 at our executive offices, 1999 Broadway, Suite 3200, Denver, Colorado 80202.

     The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

     The Annual Report for the year ended December 31, 1999 is enclosed, and I hope you will read it carefully. Feel free to forward to us any questions you may have if you are unable to be present at the meeting. Our World Wide Web homepage on the Internet is a convenient way to communicate with us. Our homepage is located at http://www.kfx.com.

     Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not attend the meeting. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, InterWest Transfer Company, in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.

                              Sincerely,



                              Theodore Venners
                              Chairman of the Board of Directors
                              President and Chief Executive Officer

                               [KFx LETTERHEAD]




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000

                                                                    May 17, 2000

To the Stockholders of KFx Inc:

     The 2000 Annual Meeting of the Stockholders of KFx Inc. will be held on Thursday, June 22, 2000 at 10:00 a.m. local time at our executive offices, 1999 Broadway, Suite 3200, Denver, Colorado 80202. The purpose of the meeting is to consider and take action upon the following matters:

1.   Election of three Directors.

2. Approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2000.

3. Such other business as may properly be brought before the meeting and any postponements, continuations or adjournments thereof.

     Only stockholders of record at the close of business on May 12, 2000 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

     The By-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

     THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

     This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.


                               Rudolph G. Swenson
                               Secretary

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at the 2000 Annual Meeting of the Stockholders to be held on Thursday, June 22, 2000 at 10:00 a.m. local time at our executive offices, 1999 Broadway, Suite 3200, Denver, Colorado 80202, and all postponements, continuations or adjournments thereof. This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about May 17, 2000.

                                VOTING PROCEDURES

     The presence in person or by proxy of a majority of our outstanding shares of common stock, $.001 par value, entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy. Your vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

     Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2000, and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting. You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting. Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective.

     The election of each director nominee requires the affirmative vote of a plurality of the shares cast in the election of directors. An affirmative vote of a majority of the votes cast at the meeting is required for approval of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2000 and all other matters that may be submitted to our stockholders for consideration.

     Those shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum. Each will be tabulated separately.

     Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the proposals contained in this proxy.

     Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Votes cast by proxy will be tabulated by an automated system administered by InterWest Transfer Company, Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

     Our outstanding shares entitled to vote as of May 12, 2000 (the record date) consisted of 24,934,289 shares of common stock. Only stockholders of record at the close of business on May 12, 2000 are entitled to vote at the meeting. Each share is entitled to one vote.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides for a board of directors consisting of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in our By-laws, our Board has currently set the total number of directors at seven, with two directors in Class I, three directors in Class II and two directors in Class III. The current terms of the Class III and Class I directors expire at our annual meeting of stockholders in 2001 and 2002, respectively. The current term of the Class II directors expires at the meeting.

     Our Board has nominated Vincent N. Cook, David H. Russell and Stanley G. Tate for election as Class II directors to serve a three-year term expiring at the 2003 annual meeting of stockholders and until their successors are elected and qualified.

     Shares represented by properly executed proxies will be voted to elect the director nominees, unless authority to so vote is withheld. The nominees are currently members of the Board and have indicated a willingness to serve as directors if re-elected. Our Board has no reason to believe that any director nominee will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any, nominated by our Board.

OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1

DIRECTORS

     The following table sets forth certain information with respect to our director nominees and the directors who will continue in office after the meeting including the name and age of each director and nominee, his principal occupation and business experience during the past five years, and the commencement of his term as a director.


                              NOMINEES FOR ELECTION

                                     Principal Occupation or Employment During the Past          Director
   Name and Age                               Five Years; Other Directorships                     Since
   ------------                      ---------------------------------------------------         --------
Vincent N. Cook (65)              A founding stockholder. Mr. Cook has been President and           1996
                                  Chief Executive Officer of Visions Incorporated
                                  International Partners and Associates since 1989. Mr. Cook has served as a consultant to and the Vice Chairman of the
                                  Board of Directors of Science Applications International
                                  Corporation since 1992.

David H. Russell (53)             Mr. Russell served as Vice Chairman of Werner Offshore,           1999
                                  Inc., a marine technology company, and as a consultant to
                                  Thompson Financial Services from January 1995 to January
                                  1998. Mr. Russell was the President, Chief Executive
                                  Officer and a founding stockholder of Dalcomp, Inc., a
                                  provider of computer software and telecommunications
                                  services, from 1980 until January 1995, when Dalcomp was
                                  acquired by Thompson Financial Services. Mr. Russell is
                                  also a director of DermaRx Corp. and MacroChem Corp. and
                                  of the charitable organizations Hamilton Foundation and
                                  Trickle-Up Program.

Stanley G. Tate (72)              A founding stockholder. Mr. Tate has been the principal           1997
                                  stockholder and President of Tate Enterprises, a holding
                                  company whose entities are involved in real estate
                                  development, construction, investments and consulting and
                                  receivership activities, since 1987.


               DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE MEETING

                                      Principal Occupation or Employment During the Past          Director
      Name and Age                            Five Years; Other Directorships                      Since
      ------------                    --------------------------------------------------          --------
Stanford M. Adelstein (68)        Chairman of the Board and President of Northwestern               1998
                                  Engineering Company, a holding company whose subsidiaries
                                  are engaged in real estate management, highway and street
                                  construction, quarrying and manufacturing ready-mix
                                  concrete, since 1966.

Jack C. Pester (65)               Mr. Pester began serving as our consultant in April 1999.         1994
                                  Mr. Pester retired in April 1999 from his position as
                                  Senior Vice President in charge of international refining
                                  and marketing for The Coastal Corporation, a diversified
                                  energy company, which position he held since 1987. Mr.
                                  Pester is a past president of the Independent Refiners
                                  Association of America and the Petroleum Marketers
                                  Association of America. Mr. Pester is a director of AmerUs
                                  Life Insurance Company (formerly American Mutual Life
                                  Insurance Company) of Des Moines, Iowa.

Mark S. Sexton (44)               Chairman of the Board, Chief Executive Officer and                1999
                                  President of Evergreen Resources, Inc., an independent
                                  energy company, since 1996. From 1989 to 1996 Mr. Sexton
                                  was Vice President of Operations for Evergreen Resources,
                                  Inc. and President of Evergreen Operating Company, its
                                  wholly owned subsidiary. Mr. Sexton is a registered
                                  professional engineer in Colorado.

Theodore Venners (52)             Chairman of our Board since July 1993, and President and          1992
                                  Chief Executive Officer since October 1995. Mr. Venners
                                  also served as our President since our inception to
                                  September 1993. He has also served as Chairman of the
                                  Board of our subsidiary, Pegasus Technologies, Inc. since
                                  March 1998. He is a founding partner of K-Fuel Limited
                                  Partnership and its predecessor, K-Fuel Partnership, and
                                  served as managing partner of those entities from 1984
                                  until their merger with us in December 1992. Mr. Venners
                                  is a director of Northwestern Engineering Company.

     Mr. Russell is nominated as a director pursuant to a Stock Purchase Agreement between us and Mr. Russell. Pursuant to a series of agreements we have with a subsidiary of Black Hills Corporation ("BKH"), BKH has the right to designate a nominee for election to our Board of Directors. BKH has declined to exercise this right.

BOARD MEETINGS

     During 1999 our Board met five times. The Board also took action four times by unanimous written consent. During 1999, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 1999 and (ii) the total number of meetings held by all committees of the Board on which he served in 1999.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE. The Board has an Audit Committee and during 1999 its members were Stanford M. Adelstein (Chairman), Vincent N. Cook, David H. Russell (beginning in September 1999) and Stanley G. Tate. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the range of audit and non-audit fees and reviews with the independent accountants the adequacy of our internal accounting controls. The Audit Committee met one time in 1999.

     COMPENSATION COMMITTEE. The Board has a Compensation Committee and during 1999 its members were Stanford M. Adelstein, Vincent N. Cook (beginning in September 1999), Brian D. Holt (until September 1999), Jack C. Pester (until September 1999), Mark S. Sexton (Chairman) (beginning in September 1999) and Stanley G. Tate (until September 1999). The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards, and administers the Company's stock option plans. The Compensation Committee did not meet in 1999 but took action one time by unanimous written consent.

     EXECUTIVE COMMITTEE. The Board formed an Executive Committee in April 1999 and during 1999 its members were Vincent N. Cook (beginning in September 1999), Jack C. Pester (Chairman), Mark S. Sexton (beginning in December 1999), Stanley
G. Tate and Theodore Venners. The Executive Committee has and may exercise all of the authority of our entire Board of Directors in our business and affairs, except where action of our entire Board is required by statute. The Executive Committee met fifteen times in 1999.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. Directors who are not our employees have historically received an annual retainer of $4,000 and a fee of $500 for attending each regular meeting of the Board and $300 for participating in each meeting of the Board held by means of telephone conference call and for participating in certain meetings of committees of the Board. In 1999, directors were paid a retainer of $2,000 and fees for meetings attended through June 30, 1999. The Board of Directors discontinued payment of cash fees to the Board beginning July 1, 1999. In lieu of cash compensation for the second half of 1999, Board members received stock appreciation rights, or SARs, granted pursuant to our 1999 Stock Incentive Plan (the "1999 Plan"). See "1999 Stock Incentive Plan" below. Mr. Venners is an employee and does not receive any compensation from us for his service as a director or as a member of the Executive Committee. Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending meetings.

     1996 STOCK OPTION AND INCENTIVE PLAN. From 1996 through 1998, directors who are not our employees received an annual grant of options to purchase 10,000 shares of common stock under our 1996 Stock Option and Incentive Plan (the "1996 Plan"). Under the terms of the 1996 Plan, the grant of nonqualified stock options to non-employee directors is automatic on the third business day after the annual meeting of stockholders and are immediately vested on the date of grant. Shares of common stock acquired upon exercise of the stock options are subject to repurchase by us at the exercise price if a non-employee director ceases to serve as a director for any reason other than death before the first anniversary of the date of grant. The exercise price may not be less than the average daily market price for the five consecutive trading days immediately preceding the grant date. No options were granted to non-employee directors under the 1996 Plan in 1999.

     1998 DIRECTORS NONQUALIFIED STOCK OPTION PLAN. In August 1998, we adopted the 1998 Directors Nonqualified Stock Option Plan (the "1998 Plan") and reserved 200,000 shares of common stock for issuance upon exercise of options granted under the 1998 Plan. Under the 1998 Plan, nonqualified stock options may be granted to directors in such number, at such price not less than the greater of
(i) $3.75 per share or (ii) the fair market value of the common stock on the date of grant, and with such other terms as the plan administrator may determine. Shares of common stock acquired upon exercise of the stock options are subject to repurchase by the Company at the exercise price if a director ceases to serve as a director for any reason other than death before the first anniversary of the date of grant. In addition, options granted under the 1998 Plan will not be exercisable by a director if the plan administrator determines that the director has committed certain specified acts of misconduct or made unauthorized disclosures of trade secret or confidential information of the Company. No options were granted to directors under the 1998 Plan in 1999.

     1999 STOCK INCENTIVE PLAN. In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares of common stock for issuance upon the exercise of options, SARs, dividend equivalent rights, restricted stock and other awards granted under the 1999 Plan. Awards granted under the 1999 Plan to directors may be nonqualified stock options, SARs, dividend equivalent rights, restricted stock or other awards. The 1999 Plan authorizes the plan administrator to determine the terms and conditions of any award, except that the exercise price of nonqualified stock options cannot be less than 85% of the fair market value of the common stock on the date the option is granted. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of us as specified in agreements issued under the 1999 Plan. The plan administrator may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any merger, consolidation, change of control or similar corporate transaction involving us.

     As compensation for their service in the second half of 1999, Board members were granted SARs at an exercise price of $1.00 per share, which was the closing price of our common stock on the American Stock Exchange on the next trading day following the meeting at which such rights were granted, as follows: Messrs. Adelstein (25,000), Cook (25,000), Pester (25,000), Russell (12,500), Sexton
(12,500) and Tate (25,000). In addition, as compensation for their service in 1999, members of our Executive Committee were granted SARs at an exercise price of $1.00 per share as follows: Messrs. Cook (100,000), Pester (100,000), Sexton (75,000) and Tate (75,000). For each year beginning January 1, 2000, non-employee directors will receive grants of 50,000 SARs at the closing price of our common stock on the first trading day of each calendar year. All SARs granted or to be granted to Board members are fully vested upon the date of grant and expire 10 years after the date of grant. The SARs are not exercisable until the satisfaction of the following two conditions: (a) cancellation or exercise of the warrants to purchase our common stock held by Thermo Ecotek Corporation ("TCK") and (b) the conversion, redemption or maturity of our outstanding 6% Convertible Debentures. After the SARs become exercisable, we have the option to convert them to nonqualified stock options or restricted stock grants.

                               EXECUTIVE OFFICERS

     Set forth below is certain information regarding our executive officers, including age, principal occupation during the last five years and the date each first became an executive officer.

         Name (Age)                             Present Executive Office                     Executive Officer
         ----------                             ------------------------                            Since
                                                                                             -----------------
Theodore Venners (52)             Chairman of our Board, President and Chief Executive              1992
                                  Officer. More detailed information regarding Mr. Venners'
                                  business experience is set forth under "Directors."

Seth L. Patterson (47)            Executive Vice President and Chief Financial Officer since        1998
                                  September 1998. Mr. Patterson served as our consultant
                                  from June to August 1998, as Vice President and Chief
                                  Financial Officer of and in related capacities for United
                                  Water Services, Inc., a provider of operations and
                                  maintenance services to water and waste water facilities,
                                  from July 1996 to December 1997, Vice President and Chief
                                  Financial Officer of Phelps-Tointon, Inc., a closely-held
                                  company involved in various construction related
                                  businesses, from November 1995 to April 1996 and as Vice
                                  President, Finance/Administration of Power Resources,
                                  Inc., a uranium producer, from July 1992 to March 1995.
                                  Mr. Patterson is the Vice President of the Colorado
                                  Chapter of the Financial Executives Institute and is a
                                  past Board Chair of the Food Bank of the Rockies.

Rudolph G. Swenson (62)           Secretary and Treasurer since 1992 and Vice President of          1992
                                  Contracts and Patents since June 1996. From January 1994
                                  to June 1996, Mr. Swenson served us as Chief Financial
                                  Officer. Mr. Swenson serves as a member of the Board of
                                  Directors of the Black Hills Regional Eye Institute.

                                   EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 1999 (the "Named Executive Officers").

                                                                           Long-Term Compensation
                                                  Annual Compensation             Awards
                                                  -------------------      ----------------------
                                                                                 Securities
       Name and                                                               Underlying
 Principal Positions                    Year       Salary      Bonus            Options/SARs (#)
 -------------------                    ----       -------     -----       ----------------------
Theodore Venners                        1999      $120,000   $     --             150,000
   Chairman of the Board                1998       120,000     65,000             150,000
   President and CEO                    1997       142,500         --             200,000

Seth L. Patterson                       1999      $110,000   $     --              50,000
   Executive Vice                       1998(1)     61,667     10,000             250,000
   President and Chief
   Financial Officer

---------------

(1) Includes $25,000 of fees earned by Mr. Patterson from June to August 1998, when he was a consultant to us. The bonus to Mr. Patterson was paid in 1999.

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees such as group health insurance, paid parking, certain educational and training programs, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

                         COMPENSATION PURSUANT TO PLANS

1992 PLAN

     In 1993, our stockholders approved and adopted the Amended and Restated Stock Option Plan (the "1992 Plan"). We have reserved 1,000,000 shares of common stock for issuance under the 1992 Plan. As of April 30, 2000, stock options for 822,000 shares had been granted, leaving stock options for 178,000 shares available for grant under the 1992 Plan.

1996 PLAN

     In 1996, our stockholders approved and adopted the 1996 Plan. We have reserved 1,500,000 shares of common stock for issuance under the 1996 Plan. As of April 30, 2000, stock options and SARs for 1,479,334 shares had been granted, leaving awards for 20,666 shares available for grant under the 1996 Plan.

RESTRICTED STOCK PLAN - DIRECTORS AND SELECTED OFFICERS

     In December 1993, our stockholders approved and adopted the Restricted Stock Plan for Directors and Selected Officers (the "Directors Plan"). We have reserved 500,000 shares for issuance under the

Directors Plan. The Directors Plan provided that commencing as of the effective date of the Directors Plan, any and all fees payable to directors for their service on the Board, and the salary payable to selected officers after the date that they became participants in the Directors Plan, were paid entirely and solely in shares of restricted stock. Although the Directors Plan is still in existence, we changed the compensation policy of our directors beginning in 1996 (see "Compensation of Directors" discussed previously) and do not currently foresee any additional issuance of shares under the Directors Plan.

1999 PLAN

     In April 1999, we adopted the 1999 Plan and reserved 2,000,000 shares for issuance under the 1999 Plan. Under the 1999 Plan, as of April 30, 2000, stock options and SARs for 1,080,000 shares had been granted, leaving awards for 920,000 shares available for grant under the 1999 Plan.

STOCK OPTIONS AND SARS GRANTED DURING 1999

     The following table sets forth information concerning individual grants of SARs by us for the year ended December 31, 1999 to the Named Executive Officers. No stock options were granted to any of the Named Executive Officers in 1999.



                               SAR GRANTS IN 1999

                                       Percent of
                    Number of           Total
                    Securities        Options/SARs                                       Value at Assumed
                    Underlying         Granted to        Exercise                         Annual Rates of
                       SARs            Employees        Price Per      Expiration       Stock Appreciation
  Name              Granted(1)          in 1999           Share          Date(2)          for SAR Term(3)
  ----              ----------        ------------      ---------      ----------       ------------------
                                                                                           5%        10%
                                                                                           --        ---
Theodore             150,000             58.8%          $  1.50            (2)          $31,848    $66,533
Venners

Seth L                50,000             19.6%          $  1.50            (2)          $10,616    $22,178
Patterson

---------------
(1) SARs granted under the 1999 Plan. The SARs are not exercisable until the following two conditions are satisfied: (a) cancellation or exercise of the TCK Warrants and (b) the conversion, redemption or maturity of our 6% Convertible Debentures. We have the option to convert the SARs to nonqualified stock options or restricted stock when they are exercised.
(2) The SARs expire upon the later of (a) December 31, 2000 and (b) the date that is 30 days after they become exercisable.
(3) The amounts shown on this table represent hypothetical gains that could be achieved for the respective SARs if exercised at the end of the term. This table assumes that the SARs expire on August 30, 2002, which is the date 30 days after our 6% Convertible Debentures become due, the latest date upon which the SARs may be exercised. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective SARs were granted to their expiration date. The gains are net of the exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on SAR exercises will depend on the future performance of our common stock, the grantee's continued employment through the date of exercise and the date on which the SARs are exercised.

1999 YEAR-END OPTION AND SAR VALUES

     The following table reports certain information regarding outstanding stock options and SARs held at December 31, 1999 by the Named Executive Officers. No stock options or stock appreciation rights were exercised during 1999.

                       1999 YEAR-END OPTION AND SAR VALUES

                                                                                           Value of
                                                                   Number                 Unexercised
                                                               of Unexercised             In-the-Money
                                                              Options/SARs at          Options/SARs at
                                Shares                            12/31/99                  12/31/99
                              Acquired on       Value          (Exercisable/             (Exercisable/
Name                           Exercise       Realized         Unexercisable)          Unexercisable)(1)
-----------------             -----------     --------        ----------------         -----------------
Theodore Venners                   -              -           470,000/630,000             $ 0/$28,125
Seth L. Patterson                  -              -            50,000/250,000             $ 0/$ 9,375
---------------

(1) Based on the closing price of $1.6875 of the common stock on the American Stock Exchange on December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Theodore Venners, our Chairman of the Board, Chief Executive Officer and President, serves as a director of Northwestern Engineering Company, the Chairman of the Board and the President of which, Mr. Stanford Adelstein, serves as our director.

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     All decisions on compensation for our executive officers are made by the Compensation Committee of the Board. The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash bonuses and long-term incentives in the form of stock options or SARs.

     The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success. In addition, the committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect our performance and the contributions of each executive.

     External competitiveness is an important element of the committee's compensation policy. The competitiveness of compensation for our executives is assessed by comparing it to market data.

     The process of determining each of the elements of compensation for our executive officers is outlined below.

     BASE SALARY

     Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size, market capitalizations and complexity. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness. It is the committee's intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

     CASH BONUS

     The committee establishes a median potential bonus for each executive officer by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries. The committee's determination with respect to bonuses is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value. We did not pay any bonuses to executive officers for 1999.

     STOCK INCENTIVE PROGRAM

     Our primary goal is to excel in the creation of long-term value for our stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options and SARs to purchase our common stock.

     The committee and management believe that awards of stock options and SARs to purchase our shares accomplish many objectives. The grant of options and SARs to key employees encourages equity ownership in us, and closely aligns management's interest to the interests of all the stockholders. The emphasis on stock options and SARs also results in management's compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options and SARs are an incentive for key employees to remain with us long-term.

     Awards are not made annually in conjunction with the annual review of cash compensation, but are made periodically. The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive's future potential within the organization), as well as the value of previously awarded options and SARs as described above, in determining awards.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as "performance based." The annual cash compensation paid to our individual executives do not approach the $1 million threshold, and we believe that our stock incentive plans qualify as "performance based." Therefore, we do not believe any further action is necessary in order to comply with Section 162(m). From time to time, the committee will re-examine our compensation practices and the effect of Section 162(m).

1999 CEO COMPENSATION

     Cash compensation for Mr. Theodore Venners is reviewed by both the committee and the full Board. The committee and the Board evaluate Mr. Venners' performance and compensation using a process similar to that used for our other executive officers.

     Awards to Mr. Venners of stock options or SARs to purchase our shares of common stock are reviewed and determined periodically by the committee using criteria similar to that used for our other executive officers. Mr. Venners was awarded SARs to purchase 150,000 shares at an exercise price of $1.50 per share of our common stock in 1999.


                          Mr. Mark S. Sexton, Chairman
                            Mr. Stanford M. Adelstein
                               Mr. Vincent N. Cook

                          COMPARATIVE PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns (assuming reinvestment of dividends) for our common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. The following graph assumes $100 invested on December 31, 1994 in our common stock, the Russell 2000(R) Index and the Energy - Other industry group ("EO") as published by The Investors Business Daily. The stock price performance shown on the graph below is not necessarily indicative of future price performance.



                   COMPARISON OF TOTAL RETURN AMONG KFx INC.,
                           THE RUSSELL 2000(R) INDEX,
         AND THE INVESTORS BUSINESS DAILY ENERGY - OTHER INDUSTRY GROUP
                   FROM DECEMBER 31, 1994 TO DECEMBER 31, 1999


                         [COMPARATIVE PERFORMANCE GRAPH]


                   12/29/95    12/31/96     12/31/97    12/31/98     12/31/99
                   --------    --------     --------    --------     --------
     KFx               95         113           67          31           35
RUSSELL 2000(R)       128         150          183         178          216
     EO               110         188          265         251          357

     In addition to us, the EO is comprised of the following companies: AES Corporation; Arch Coal Inc; Calpine Corporation; Environmental Power Corporation; Fuelcell Energy Inc.; High Plains Corporation; Huaneng Power International Inc; Midamerican Energy Holdings; Penn Virginia Corporation; Pittston Minerals Group Inc; Rentech Inc; Thermo Ecotek Corporation; Thermo Power Corporation; Trigen Energy Corporation; U.S. Energy Systems Inc; and York Research Corporation. All companies in the EO industry group are listed on U.S. stock exchanges or the Nasdaq system.

     We are excluded from the EO industry group for purposes of the comparative performance graph.

     From July 21, 1994 to January 29, 1996, our common stock was traded on the Nasdaq SmallCap Market under the trading symbol "KFXI." Beginning January 30, 1996, our common stock was traded on the American Stock Exchange under the trading symbol "KFX."

                                 STOCK OWNERSHIP

     The following table sets forth certain information, as of April 30, 2000, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) the CEO and each Named Executive Officer, and (4) by all of our directors and executive officers as a group.

                                             Shares Beneficially
           Name and Address                          Owned                 Percentage of Class
           ----------------                  -------------------           -------------------
Stanford M. Adelstein                              200,000(1)                        *
1309 W. Main Street
P.O. Box 8006
Rapid City, South Dakota 57709

Vincent N. Cook                                    412,500(2)                     1.6%
P.O. Box 4390
Avon, Colorado  81620

Cristobal Energy Co., Inc.                       3,172,640                       12.7%
1270 Stone Canyon Road
Los Angeles, California  90077

Seth L. Patterson                                   65,000(3)                        *
1999 Broadway, Suite 3200
Denver, Colorado 80202

Jack C. Pester                                     101,126(4)                        *
3751 Arnold
Houston, Texas  77005

David H. Russell                                 1,236,500                        4.8%
15 Charolais Circle
P.O. Box 1863
Edwards, Colorado  81632

Mark S. Sexton                                           0                           *
1401 17th Street, Suite 1200
Denver, Colorado 80202

Stanley G. Tate                                    518,050(5)                     2.0%
1175 N.E. 125th Street, Suite 102
North Miami Beach, Florida  33161

Thermo Electron Corporation/                     3,851,100(6)                    15.4%
Thermo Ecotek Corporation
81 Wyman Street
Waltham, Massachusetts 02454-9046

Theodore Venners                                 4,129,067(7)                    16.0%
1999 Broadway, Suite 3200
Denver, Colorado  80202

All directors and executive officers             6,922,343(8)                    26.8%
     as a group (10 persons)

---------------
*    Less than 1 percent.

(1) Represents shares owned by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the outstanding voting shares of capital stock.

(2) Includes 300,000 shares owned by an investment partnership controlled by Mr. Cook and 20,000 shares which Mr. Cook has the right to acquire within 60 days of April 30, 2000 pursuant to the exercise of options. Mr. Cook disclaims beneficial ownership of the 300,000 shares owned by the investment partnership.

(3) Includes 7,500 shares owned by the mother of Mr. Patterson, of which he disclaims beneficial ownership, and 50,000 shares which Mr. Patterson has the right to acquire within 60 days of April 30, 2000, pursuant to the exercise of options.

(4) Includes 80,000 shares which Mr. Pester has the right to acquire within 60 days of April 30, 2000 pursuant to the exercise of options.

(5) Includes 20,000 shares which Mr. Tate has the right to acquire within 60 days of April 30, 2000 pursuant to the exercise of options and 14,500 shares owned by the Stanley Tate Revocable Trust for which Mr. Tate serves as trustee.

(6) Includes 3,808,500 shares owned by TCK, a majority owned subsidiary of Thermo Electron Corporation.

(7) Includes 470,000 shares which Mr. Venners has the right to acquire within 60 days of April 30, 2000 pursuant to the exercise of options.

(8) Includes an aggregate of 870,000 shares which directors and executive officers as a group have the right to acquire within 60 days of April 30, 2000 pursuant to the exercise of options. Includes 300,000 shares of which Mr. Cook disclaims beneficial ownership and 7,500 shares owned by the mother of Mr. Patterson, of which he disclaims beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, or 10% stockholders to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of our equity securities and to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such Section 16(a) reports furnished to us and written representations that no other reports were required, we believe that during 1999 all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with, except Messrs. Russell and Sexton filed their Form 3s late and Mr. Venners filed two Form 4s late reporting twelve transactions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                                  TRANSACTIONS

THERMO ECOTEK CORPORATION

         On August 18, 1995, we entered into several agreements with TCK, a stockholder of ours which owns approximately 17.2% of our common stock, whereby, over a six-year period, TCK has the right, at its option, to acquire up to a 51% ownership interest in our stock through stock purchases and the exercise of warrants.

o We entered into a Stock Purchase Agreement dated August 18, 1995 with TCK which generally provides for the issuance and sale of up to 4,250,000 shares of our common stock as follows: the first, second and third purchases under the Stock Purchase Agreement occurred on August 29, 1995; December 28, 1995; and January 28, 1997, respectively, wherein TCK purchased 1,500,000 shares on the first and second such date at a price of $2.00 per share, and 1,250,000 shares on the third such date at a price of $2.00 per share.

o    On August 18, 1995, we issued two warrants to TCK (Warrant A and Warrant
     B). Warrant A grants to TCK the right to purchase 7,750,000 shares at an exercise price of $3.65 per share, subject to adjustment. Warrant A is exercisable in whole or in part, commencing on January 1, 2000 and ending July 1, 2001. Warrant B grants to TCK the right to purchase that number of shares sufficient to give TCK ownership of 51% of our outstanding shares on the date of exercise, at a price per share equal to the average of the daily closing price of the shares for the 40 trading days immediately preceding the exercise date. Warrant B may be exercised in whole or in part commencing on January 1, 2000 and ending July 1, 2001, if Warrant A has previously been exercised in full.

o A Stockholders' Voting and Co-Sale Agreement (the "Voting Agreement") was also entered into on August 18, 1995 by and among us, TCK and Mr. Theodore Venners, our Chairman, President and Chief Executive Officer. Pursuant to the terms of the Voting Agreement, we agreed to increase our number of directors by one director and the parties agreed to use their best efforts to elect one member designated by TCK to the Board. Accordingly, Mr. Brian Holt was elected to the Board in October 1995. Mr. Holt resigned from our Board in September 1999, and TCK has not designated, and has notified us that it does not intend to designate, a replacement director. After such time as TCK has exercised Warrant A in full, the parties agree to use their best efforts to elect to the Board the number of directors designated by TCK sufficient to equal at least one-third of all Board members. Following TCK's exercise of Warrant B in full, the parties agree to support the election of directors designated by TCK to the Board sufficient to provide TCK with a majority of all Board members.

o A Registration Rights Agreement, dated August 18, 1995, was entered into between us and TCK whereby we agreed to provide for the registration under the Securities Act of 1933, as amended, of the shares purchased under the Stock Purchase Agreement and upon exercise of Warrant A or Warrant B.

         On May 1, 2000, certain transactions were closed with various parties whereby a subsidiary of Black Hills Corporation purchased 2,000,000 shares of our common stock from TCK . TCK has sold a portion of the remaining 2.25 million of our common shares it owned to private investors and at May 12, 2000, still held 1,195,100 of such shares for sale. As of May 9, 2000, the Stock Purchase Agreement, the warrants, the Voting Agreement and the Registration Rights Agreement all have been cancelled.

ESTATE OF EDWARD KOPPELMAN

     We are a party to a Royalty Agreement with Edward Koppelman, whereby Mr. Koppelman is entitled to receive a royalty equal to 25% of our worldwide royalty and license fee revenue, computed after the payment of a royalty to the State of Wyoming. The royalty to Mr. Koppelman will cease when the cumulative payments to him reach the sum of approximately $75.2 million. Mr. Koppelman passed away in October 1997 and all his rights and obligations as discussed above are held by his estate. In his will, Mr.

Koppelman bequeathed 50% of the royalty stream to Theodore Venners, our Chairman of the Board, Chief Executive Officer and President.

OTHER

     As of May 1, 2000, pursuant to a series of agreements we have with a subsidiary of Black Hills Corporation (BKH) and others, BKH owns 2 million shares of our common stock, has a warrant to purchase 1.3 million additional shares at $3.65 per share (subject to certain adjustments) and has the right to designate one nominee for election to our Board of Directors. As of May 12, 2000, BKH has declined to exercise their right to designate a Board nominee.

     We have a consulting agreement with Venners & Company, Ltd. for investor and public relations and governmental affairs services. Venners & Company, Ltd. is controlled by John P. Venners, the brother of Theodore Venners. During 1999, Venners & Company, Ltd. was paid $144,000 for consulting fees, $35,000 as a bonus for 1998 services and $78,355 for reimbursed expenses relating to our business. We also provide office space for Mr. John Venners in Arlington, Virginia. Rent we paid for such office space in 1999 totalled $28,084. The consulting agreement provides for a two-year term which began January 1, 1994 and is automatically renewable for successive one-year periods, unless either party terminates it. Also, we are obligated to include Venners & Company, Ltd. in any cash-based employee benefit programs of ours. During 1999, we paid medical insurance premiums of $5,268 for an employee of Venners & Company, Ltd.

     Mr. Pester, a director of ours, provided consulting services to us during 1999 and was paid $40,000 for such services and $59,863 for reimbursement of expenses relating to our business.

     In September 1998 we granted 100,000 options to Mr. Vincent Cook, a director of ours, in connection with consulting services he provided to us. The options have an exercise price of $3.75, were vested on the date of grant and expire five years after the date of the grant. The Board of Directors cancelled these options in December 1999 with the consent of Mr. Cook and granted him 100,000 SARs as a replacement for these options. See "Compensation of Directors."

     We have a stock purchase agreement with Mr. Theodore Venners, our Chairman of the Board, Chief Executive Officer and President, which gives us the option to purchase up to $5 million of our common stock held by Mr. Venners at fair market value upon Mr. Venners' death. We own a $5 million key man life insurance policy on the life of Mr. Venners.


                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board, upon the recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ending December 31, 2000. PricewaterhouseCoopers has served as our independent accountants since the fiscal year ended December 31, 1992. Representatives of PricewaterhouseCoopers will be present at the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

     Although it is not required to do so, the Board is submitting its selection of our independent accountants for ratification by our stockholders at the meeting in order to ascertain the views of stockholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by us. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material. In addition, we have retained our transfer agent, InterWest Transfer Company, Inc., to solicit proxies from stockholders by mail, in person and by telephone. We will pay InterWest a fee of $500 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

                                  ANNUAL REPORT

     Our Annual Report on Form 10-K/A, as amended, for the fiscal year ended December 31, 1999, together with a letter from Mr. Theodore Venners, our Chairman of the Board of Directors and Chief Executive Officer, has been mailed to stockholders along with this Proxy Statement. WE WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K/A, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to the Investor Relations Department, 1999 Broadway, Suite 3200, Denver, Colorado 80202. Also, such report may be obtained from our Internet homepage at http://www.kfx.com.

                                  OTHER MATTERS

     We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any stockholder who intends to submit a proposal at the 2001 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 18, 2000. Proxies for the 2001 Annual Meeting of Stockholders will confer discretionary authority to vote with respect to all stockholder proposals of which we do not receive notice before April 2, 2001. Such proposals should be sent to Rudolph G. Swenson, our Secretary, at 1999 Broadway, Suite 3200, Denver, Colorado 80202.

                         NOTICE TO BANKS, BROKER-DEALERS
                     AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. WE REQUEST THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP US AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                             By Order of the Board of Directors





                                             Rudolph G. Swenson
                                             Secretary

Denver, Colorado
May 17, 2000

                          [FRONT OF PROXY VOTING CARD]

                                      PROXY
                                    KFX INC.
                1999 BROADWAY, SUITE 3200, DENVER, COLORADO 80202

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of KFx Inc. (the "Company") hereby appoints Seth
L. Patterson and Rudolph G. Swenson as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Thursday, June 22, 2000 at 10:00 a.m. local time at the executive offices of the Company, 1999 Broadway, Suite 3200, Denver, Colorado 80202, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
[ ]  FOR the nominees listed below.

[ ]  WITHHOLD AUTHORITY to vote for the nominees for director listed below.

[ ] FOR the nominees for director listed below, EXCEPT WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE(S) WHOSE NAME(S) IS (ARE) LINED THROUGH.

                                 Nominees:
                                      Vincent N. Cook
                                      David H. Russell
                                      Stanley G. Tate

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

PROPOSAL NO. 3 - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING AND ANY POSTPONEMENTS, CONTINUATIONS OR ADJOURNMENTS THEREOF.

                           [BACK OF PROXY VOTING CARD]

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2000. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any postponements, continuations or adjournments thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                               DATED:  ______________, 2000

                       (Label)
                                               ----------------------------
                                                (Stockholder's Signature)

                                               ----------------------------
                                                (Stockholder's Signature)

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears on this card. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer and affix corporate seal.